Exhibit 8.1

COMPANY NAME	COUNTRY OF REGISTRATION
1695711 Ontario Inc.	Canada
20 Gracechurch (General Partner) Limited	United Kingdom
2-10 Mortimer Street (GP No. 1) Limited	United Kingdom
2-10 Mortimer Street GP Limited	United Kingdom
A.G.S. Customer Services (India) Private Limited	India
A.G.S. Lanka (Pvt) Limited	Sri Lanka
ACM Investors, L.L.C.	USA
ACM Trademarks, L.L.C.	USA
Actis China Investment Company Limited	Mauritius
Adepa Partipacoes Limitada	Brazil
AFER Immo	France
AFER-SFER SICAV	France
AFRP Sarl	Luxembourg
Agents 3A SNC	France
Ahorro Andaluz SA	Spain
AI-RECAP GP, LLC	USA
AIEREF Holding 1 S.à r.l.	Luxembourg
AIEREF Holding 2 S.à r.l.	Luxembourg
AIEREF Renewable Energy s.r.o.	Czech Republic
Airport Property GP (No.2) Limited	United Kingdom
Airport Property H1 Limited	United Kingdom
Alhambra Barnsley Limited	Jersey
Alhambra One Limited	United Kingdom
Alhambra Two Limited	United Kingdom
American Investors Sales Group, Inc.	USA
Ameritas Investment Corp.	USA
AmerUs Land Development, Inc.	USA
Anna Livia Properties Ltd	Ireland
Antarius	France
APIA Nominee 1 Limited	United Kingdom
APIA Nominee 2 Limited	United Kingdom
Apia Regional Office Fund (General Partner) Limited	England
Apia Regional Office Fund (No.1) Limited	United Kingdom
Area Life International Assurance Limited	Ireland
Ark Life Assurance Company Limited	Ireland
Aseguradora Valenciana SA, de Seguros y Reaseguros (Aseval)	Spain
Ashford Investor (General Partner) Ltd.	United Kingdom
Ashford Investor (Partnership Trustco) Ltd.	United Kingdom
Ashley Centre One Limited	United Kingdom
Ashley Centre Two Limited	United Kingdom
Ashley Epsom Limited	Jersey

1

Ashtenne (AIF) Limited	United Kingdom
Ashtenne Caledonia Limited	Scotland
Ashtenne (Severnside) Limited	United Kingdom
Ashtenne Industrial (General Partner) Limited	United Kingdom
Ashtenne Industrial Fund Nominee No. 1 Limited	United Kingdom
Ashtenne Industrial Fund Nominee No. 2 Limited	United Kingdom
Assurances Jean-Claude Leclerc Inc.	Canada
Avipop Assicurazioni SpA	Italy
Avipop Vita SpA	Italy
Aviva (Peak No.1) UK Limited	United Kingdom
Aviva (Peak No.2) UK Limited	United Kingdom
Aviva Annuity UK Limited	United Kingdom
Aviva Asia Holdings Private Limited	Singapore
Aviva Asia Pte Ltd.	Singapore
Aviva Asset Management Limited	United Kingdom
Aviva Assicurazioni SpA	Italy
Aviva Assicurazioni Vita SpA	Italy
Aviva Assignment Corporation	USA
Aviva Assurances SA	France
Aviva Brands (No. 2) Limited	United Kingdom
Aviva Brands Ireland Limited	Ireland
Aviva Brands Limited	United Kingdom
Aviva Canada Inc.	Canada
Aviva Central Services UK Limited	United Kingdom
Aviva Commercial Finance Limited	United Kingdom
Aviva Company Secretarial Services Limited	United Kingdom
Aviva Consumer Products UK Limited	United Kingdom
Aviva Convertibles SICAV	France
Aviva Credit Services UK Limited	United Kingdom
Aviva Deposits UK Limited	United Kingdom
Aviva Développement Sicav	France
Aviva Direct Ireland Limited	Ireland
Aviva Director Services Limited	United Kingdom
Aviva Diversifié SICAV	France
Aviva Domains Limited	United Kingdom
Aviva Driving School Ireland Limited	Ireland
Aviva Employment Services Limited	United Kingdom
Aviva Epargne Retraite SA	France
Aviva Equity Release UK Limited	United Kingdom
Aviva Europe SE	United Kingdom
Aviva Europe Services France	France
Aviva Europe SICAV	France
Aviva Financial Services Limited	United Kingdom

2

Aviva France	France
Aviva General Insurance LLC	Russia
Aviva Gestion S.G.I.I.C SA (Sociedad Unipersonal)	Spain
Aviva Global Services (Management Services) Private Limited	Singapore
Aviva Group Holdings Limited	United Kingdom
Aviva Group Ireland plc	Ireland
Aviva Group Services Ireland Limited	Ireland
Aviva Grupo Corporativo S.L. (Sociedad Unipersonal)	Spain
Aviva Health Group Ireland Limited	Ireland
Aviva Health Insurance Ireland Limited	Ireland
Aviva Health UK limited	United Kingdom
Aviva Holdings (France) Limited	United Kingdom
Aviva Holdings CED II (Luxembourg) Sarl	Luxembourg
Aviva Holdings Ireland Limited	Ireland
Aviva Insurance Company of Canada	Canada
Aviva Insurance Europe SE	Ireland
Aviva Insurance Limited	United Kingdom
Aviva Insurance Services UK Limited	United Kingdom
Aviva Insurance UK Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
AVIVA INVESTISSEMENTS SAS	France
Aviva Investment Advisory Services Private Limited	India
Aviva Investment Finance Ireland Limited	Ireland
Aviva Investors Americas LLC	USA
Aviva Investors (FP) Limited	Scotland
Aviva Investors (GP) Scotland Limited	Scotland
Aviva Investors Asia Pte. Ltd	Singapore
Aviva Investors Canada Inc.	Canada
Aviva Investors Channel Islands Ltd.	Guernsey
Aviva Investors Commercial Assets GP Limited	United Kingdom
Aviva Investors EBC GP Limited	United Kingdom
Aviva Investors EBC Sarl	Luxembourg
Aviva Investors Employment Services Ltd	United Kingdom
Aviva Investors Energy Centres No.1 GP Limited	United Kingdom
Aviva Investors European Renewable Energy Fund SICAV	Luxembourg
Aviva Investors France S.A.	France
Aviva Investors Fund Services Ltd	United Kingdom
Aviva Investors Global Services Ltd	United Kingdom
Aviva Investors GR SPV 1 Limited	United Kingdom

3

Aviva Investors GR SPV 4 Limited	United Kingdom
Aviva Investors GR SPV 5 Limited	United Kingdom
Aviva Investors GR SPV 2 Limited	United Kingdom
Aviva Investors GR SPV 3 Limited	United Kingdom
Aviva Investors GR SPV 6 Limited	United Kingdom
Aviva Investors GR SPV 7 Limited	United Kingdom
Aviva Investors GR SPV 8 Limited	United Kingdom
Aviva Investors Ground Rent GP Limited	United Kingdom
Aviva Investors Ground Rent Holdco Limited	United Kingdom
Aviva Investors Group Holdings Limited	United Kingdom
Aviva Investors Hadrian Capital Fund 1 SICAV-SIF	United Kingdom
Aviva Investors Hadrian Capital I Carry LLP	United Kingdom
Aviva Investors Holdings Ltd	United Kingdom
Aviva Investors Infrastructure GP Limited	United Kingdom
Aviva Investors Ireland Holdings Limited	Ireland
Aviva Investors Ireland Limited	Ireland
Aviva Investors Jersey Nominee Limited	Jersey
Aviva Investors Jersey Unit Trusts Management Ltd	Jersey
Aviva Investors Lion Limited	United Kingdom
Aviva Investors London Ltd	United Kingdom
Aviva Investors Luxembourg SA	Luxembourg
Aviva Investors Mercure SICAV	France
Aviva Investors North America Holdings Inc	USA
Aviva Investors North America Inc.	USA
Aviva Investors Pacific Pty Limited	Australia
Aviva Investors Pensions Ltd	United Kingdom
Aviva Investors Poland SA	Poland
Aviva Investors Poland Towerzystwo Funduszy Inwestysyjnych S.A.	Poland
Aviva Investors Polish Retail GP Limited	United Kingdom
Aviva Investors Properties Asia S.A.	Luxembourg
Aviva Investors Properties Europe S.A.	Luxembourg
Aviva Investors Property Developments Limited	United Kingdom
Aviva Investors Property Fund Management Limited	United Kingdom
Aviva Investors Real Estate France SA	France
Aviva Investors Real Estate Ltd	United Kingdom
Aviva Investors REaLM Energy Centres GP Limited	United Kingdom
Aviva Investors REaLM Infrastructure No. 1 Limited	United Kingdom
Aviva Investors Securities Investment Consulting Company Limited	Taiwan
Aviva Investors Social Housing GP Limited	United Kingdom

4

Aviva Investors Social Housing Limited	United Kingdom
Aviva Investors Students Assets GP Limited	United Kingdom
Aviva Investors UK Fund Services Limited	United Kingdom
Aviva Investors UK Funds Limited	United Kingdom
Aviva Investors UK Nominees Limited	England
Aviva Investors UK Real Estate Recovery (General Partner) Limited	United Kingdom
Aviva Investors UK Real Estate Recovery (Nominee Two) Limited	United Kingdom
Aviva Investors UK Real Estate Recovery (Nominee) Limited	United Kingdom
Aviva Italia Holding SpA	Italy
Aviva Italia SpA	Italy
Aviva Life & Pensions Ireland Limited	Ireland
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Life and Annuity Company	USA
Aviva Life and Annuity Company of New York	USA
Aviva Life Holdings Ireland Limited	Ireland
Aviva Life Holdings UK Limited	United Kingdom
Aviva Life Insurance Company India Limited	India
Aviva Life Insurance Company Limited	Hong Kong
Aviva Life International Limited	Ireland
Aviva Life Investments UK Limited	Scotland
Aviva Life Services Ireland Limited	Ireland
Aviva Life Services UK Limited	United Kingdom
Aviva Life SpA	Italy
Aviva Life UK Limited	United Kingdom
Aviva London Assignment Corporation	USA
Aviva Ltd.	Singapore
Aviva Nominees UK Limited	United Kingdom
Aviva Oblig International SICAV	France
Aviva Obliréa Sicav	France
Aviva Ocean Racing Limited	United Kingdom
Aviva Overseas Holdings Limited	United Kingdom
Aviva Participations SA	France
Aviva Patrimoine SICAV	France
Aviva Pensii Private - Societate de Administrare a Fondurilor de Pensii Private SA	Romania
Aviva Pension Trustees UK Limited	United Kingdom
Aviva plc	United Kingdom
Aviva Powszechne Towarzystwo Emerytalne Aviva BZ WBK S.A.	Poland
Aviva Premier (SAS)	France

5

Aviva Previdenza S.p.A	Italy
Aviva Professional Services (Pty) Limited	South Africa
Aviva Public Private Finance Limited (Policyholder)	United Kingdom
Aviva Re Iowa, Inc	USA
Aviva Re Iowa II, Inc	USA
Aviva Re Limited	Bermuda
Aviva Re USA II, Inc.	USA
Aviva Re USA III, Inc.	USA
Aviva Re USA IV, Inc.	USA
Aviva Re USA VI, Inc	USA
Aviva Real Estate Investors (Avalon), LLC	USA
Aviva Real Estate Investors (Boyette), LLC	USA
Aviva Real Estate Investors (Cedar Valley), LLC	USA
Aviva Real Estate Investors (Compson Square), LLC	USA
Aviva Real Estate Investors (Dana Point) LLC	USA
Aviva Real Estate Investors (Deerpath I), LLC	USA
Aviva Real Estate Investors (Deerpath II), LLC	USA
Aviva Real Estate Investors (Egandale Point), LLC	USA
Aviva Real Estate Investors (Elmwood Park), LLC	USA
Aviva Real Estate Investors (Falcon Landing), LLC	USA
Aviva Real Estate Investors (Jourdan Crossing), LLC	USA
Aviva Real Estate Investors (Lake Havasu), LLC	USA
Aviva Real Estate Investors (Lombard ), LLC	USA
Aviva Real Estate Investors (Marketplace), LLC	USA
Aviva Real Estate Investors (Melrose), LLC	USA
Aviva Real Estate Investors (Pinnacle), LLC	USA
Aviva Real Estate Investors (Renaissance), LLC	USA
Aviva Real Estate Investors (Trone), LLC	USA
Aviva Real Property Holdings, LLC	USA
Aviva Regional Operating Headquarters & Customer Services (Pvt) Ltd	Sri Lanka
Aviva Risk Management Solutions UK Limited	United Kingdom
Aviva Sécurité Europe Sicav	France
Aviva Securities, LLC	USA
Aviva Services Payment Limited	Ireland
Aviva Services Sp. z o. o.	Poland
Aviva Share Account Limited	United Kingdom
Aviva Sigorta AS	Turkey
Aviva Solutions SAS	France
Aviva Sp. z.o.o.	Poland
Aviva SpA	Italy
Aviva Special PFI GP Limited	United Kingdom
Aviva Staff Pension Trustee Limited	United Kingdom

6

Aviva Towarzystwo Ubezpieczen na Zycie S.A.	Poland
Aviva Towarzystwo Ubezpieczen Ogolnych S.A.	Poland
Aviva Training & Services SRL	Romania
Aviva Trust Company Channel Islands Limited	Jersey
Aviva Trustee Company Ireland Limited	Ireland
Aviva UK Limited	United Kingdom
Aviva UKGI Investments Limited	United Kingdom
Aviva Undershaft Two Limited	Ireland
Aviva Undershaft One S.E.	Ireland
Aviva USA Corporation	USA
Aviva USA Corporation	USA
Aviva USA Corporation	USA
Aviva Valeurs Française SICAV	France
Aviva Valeurs Immobilières Sicav	France
Aviva Vida y Pensiones S.A. de seguros y reaseguros (Sociedad Unipersonal)	Spain
Aviva Vie SA	France
Aviva Vita SpA	Italy
Aviva Warranty Services Inc.	Canada
Aviva Wrap UK Limited	United Kingdom
Aviva-COFCO Life Insurance Company Ltd	China
AvivaSA Emeklilik ve Hayat A.S.	Turkey
Ballard Investment Company Limited	United Kingdom
Banca Network Investimenti SpA	Italy
Barwell Business Park Nominee Ltd.	United Kingdom
Bay-Mill Specialty Insurance Adjusters Inc	Canada
Betelgeuse (SICAV)	France
BIGG Regeneration (General Partner) Limited	United Kingdom
Bluecycle.com Limited	United Kingdom
Blueprint (General Partner) Limited	England
Blueprint (Nominees) Limited	United Kingdom
BMG (Livingston) General Partner Limited	United Kingdom
BMG (Mansfield) General Partner Limited	United Kingdom
BMG (Mansfield) Limited	United Kingdom
BMG (York) General Partner Limited	United Kingdom
BMG (York) Limited	United Kingdom
BMG (York) Partnership Trustco Limited	United Kingdom
Bristol and Bath Science Park Estate Management Company Limited	United Kingdom
Brokers International Ltd.	USA
Building A Future (Newham Schools) Limited	United Kingdom
BZ WBK - Aviva Towarzystwo Ubezpieczen na Zycie SA	Poland

7

BZ WBK - Aviva Towarzystwo Ubezpieczen Ogolnych SA	Poland
Caja Espana Vida, Compania de Seguros y Reaseguros	Spain
Caja Granada Vida, de Seguros y Reaseguros, SA.	Spain
Caja Murcia Vida y Pensiones, de Seguros y Reaseguros S.A.	Spain
Cambridge Retail Park (GP) Limited	Jersey
Cambridge Retail Park (Nominee No.2) Limited	Jersey
Cambridge Retail Park (Nominee) Limited	Jersey
Cardiff Bay (CPS) Limited	United Kingdom
Cardiff Bay GP Limited	United Kingdom
Cardiff Bay Nominee 1 Ltd	United Kingdom
Cardiff Bay Nominee 2 Ltd	United Kingdom
Carillion-Igloo Limited	United Kingdom
Carillion-Igloo Nominees Limited	United Kingdom
Centaurus CER (Aviva Investors) Sarl	Luxembourg
Centralife Annuities Service, Inc.	USA
CGNU Life Assurance Ltd.	United Kingdom
CGU Group BV	Netherlands
CGU International Holdings BV	Netherlands
CGU Project Services Private Limited	India
Chantry Court Westbury Limited	United Kingdom
CIMB Aviva Assurance Berhad	Malaysia
CIMB Aviva Takaful Berhad	Malaysia
Client One Securities LLC	USA
Closed Joint Stock Insurance Company "Aviva" (ZAo)	Russia
Colnbrook General Partner Limited	United Kingdom
Colnbrook Nominee Limited	United Kingdom
Commercial Union Capital Limited	United Kingdom
Commercial Union Corporate Member Limited	United Kingdom
Commercial Union do Brasil Representacoes Limitada	Brazil
Commercial Union Finance BV	Netherlands
Commercial Union Life Assurance Company Ltd.	United Kingdom
Commercial Union Nominee Holdings Limited	United Kingdom
Commercial Union Trustees Limited	United Kingdom
Cornerford Limited	United Kingdom
Crane Investment Holdings Pte. Limited	Singapore
Creative Marketing International Corporation	USA
Croissance Immo SCPI	France
Croissance Pierre 2 SA	France

8

Croissance Pierre SCI	France
Curelife Limited	Bermuda
CXG Aviva Corporación CaixaGalicia de Seguros y Reaseguros, S.A.	Spain
Czar Management Limited	Ireland
Designer Retail Outlet Centres (General Partner) Ltd /The	United Kingdom
Designer Retail Outlet Centres (Livingston) General Partner Limited/The	United Kingdom
Designer Retail Outlet Centres (Mansfield) General Partner Limited/The	United Kingdom
Designer Retail Outlet Centres (York) General Partner Limited/The	United Kingdom
Devon Nominees (No. 1) Limited	United Kingdom
Devon Nominees (No. 2) Limited	United Kingdom
Devon Nominees (No. 3) Limited	United Kingdom
dollarDex Investments Pte Ltd	Singapore
DROC Livingston CP Limited	United Kingdom
East Point Reinsurance Company of Hong Kong Limited	Hong Kong
Ebisu Investments Limited	United Kingdom
Eolica Almatret, S.L.U	Spain
Elite Insurance Company	Canada
Epargne Actuelle	France
EPI NU Sarl	Luxembourg
Eurofil SA	France
Eurovita Assicurazioni SpA	Italy
Exeter Estates Ltd	Bahamas
Finoa srl	Italy
First-Aviva Life Insurance Co., Ltd	Taiwan
Fitzroy Place GP 2 Limited	United Kingdom
Fitzroy Place Management Co Limited	United Kingdom
Fitzroy Place Residential Limited	United Kingdom
GA Life Property Ireland Ltd.	Ireland
Galleries Bristol Nominee No.2 Ltd. / The	United Kingdom
General Accident Developments Limited	United Kingdom
General Accident Executor and Trustee Company Limited	United Kingdom
General Accident plc	United Kingdom
Gresham Insurance Company Limited	England
Hamilton Life Assurance Company Limited	United Kingdom
Hand in Hand Insurance Services Limited	United Kingdom
Healthcode Limited	United Kingdom

9

Hemel Hempstead Estate Management Ltd.	United Kingdom
Hexagone Sarl	Luxembourg
Hill House Hammond Limited	United Kingdom
Holloways Properties Limited	United Kingdom
Homesun Limited	United Kingdom
Homesun 2 Limited	United Kingdom
Homesun 3 Limited	United Kingdom
Homesun 4 Limited	United Kingdom
Homesun 5 Limited	United Kingdom
Hong Kong Reinsurance Company Limited	Hong Kong
Howgate Four Limited	United Kingdom
Howgate Freehold Limited	Jersey
Howgate Leasehold Limited	Jersey
Howgate One Limited	United Kingdom
Howgate Three Limited	United Kingdom
Howgate Two Limited	United Kingdom
Igloo Regeneration (Butcher Street) Limited	United Kingdom
Igloo Regeneration (General Partner) Ltd.	United Kingdom
Igloo Regeneration (Nominee) Limited	United Kingdom
Igloo Regeneration Developments (General Partner) Limited	United Kingdom
Igloo Regeneration Developments (Nominees) Limited	United Kingdom
Inowest Insurance Brokers Inc	Canada
Insurance Agency Marketing Services, Inc.	USA
Insurance Agent Service Inc.	Canada
IQUO Limited	United Kingdom
Knockanevin Limited	Ireland
Lancashire & Yorkshire Reversionary Interest Company Ltd. /The	United Kingdom
Liberty One Limited	United Kingdom
Liberty Romford Limited	Jersey
Liberty Two Limited	United Kingdom
Lime Property Fund (General Partner) Limited	United Kingdom
Lime Property Fund (Nominee) Limited	United Kingdom
Limited Liability Company "GI Financial Services"	Russia
Limited Liability Company "InterTrust"	Russia
Locamat SAS	France
Lodz B.C. Sp.zoo	Poland
Logipierre 1 SCPI	France
London and Edinburgh Insurance Company Limited	United Kingdom
Mall (General Partner) Limited/The	United Kingdom
Mall Nominee One Limited	United Kingdom

10

Mall Nominee Two Limited	United Kingdom
Matchtrack Limited	United Kingdom
Matthew Parker Street (Nominee No 1) Limited	United Kingdom
Matthew Parker Street (Nominee No 2) Limited	United Kingdom
Metropath Limited	United Kingdom
Mill NU Developments (Conference Centre) Limited	United Kingdom
Mill NU Properties Limited	United Kingdom
Morley Properties Limited	United Kingdom
Mortimer Street Associated Co 1 Limited	United Kingdom
Mortimer Street Associated Co 2 Limited	United Kingdom
Mortimer Street Nominee 1 Limited	United Kingdom
Mortimer Street Nominee 2 Limited	United Kingdom
Mortimer Street Nominee 3 Limited	United Kingdom
National Home Warranty Group Inc.	Canada
National Westminster Reinsurance Limited	Ireland
Navigator Investment Services Limited	Singapore
Netnerve Ltd.	United Kingdom
New Oxford Street (General Partner) Limited	United Kingdom
New Oxford Street (Nominee) Limited	United Kingdom
Newton Gestion Luxembourg SA	Luxembourg
Ninesevenfive Limited	Scotland
Non-State Pension Fund "Aviva Pensions"	Russia
Norwepp (General Partner) Limited	United Kingdom
Norwich Union (Mall GP) Limited	United Kingdom
Norwich Union (Shareholder GP) Limited	United Kingdom
Norwich Union Life Insurance Company Limited /The	United Kingdom
Norwich Union Limited	United Kingdom
NU 3PS Limited	United Kingdom
NU College For Canterbury Limited	United Kingdom
NU Developments (Brighton) Limited	United Kingdom
NU Library For Brighton Limited	United Kingdom
NU Local Care Centres (Bradford) Limited	United Kingdom
NU Local Care Centres (Chichester No. 1) Limited	United Kingdom
NU Local Care Centres (Chichester No. 2) Limited	United Kingdom
NU Local Care Centres (Chichester No. 3) Limited	United Kingdom
NU Local Care Centres (Chichester No. 4) Limited	United Kingdom
NU Local Care Centres (Chichester No. 5) Limited	United Kingdom
NU Local Care Centres (Chichester No. 6) Limited	United Kingdom
NU Local Care Centres (Farnham) Limited	United Kingdom
NU Local Care Centres (West Park) Limited	United Kingdom
NU Local Care Centres Limited	United Kingdom

11

NU Offices For Redcar Limited	United Kingdom
NU Offices For Surrey Limited	United Kingdom
NU Schools For Redbridge Limited	United Kingdom
NU Technology and Learning Centres (Hackney) Limited	United Kingdom
NU Technology and Learning Centres Limited	United Kingdom
NULH2 Ltd.	United Kingdom
NUPPP (Care Technology and Learning Centres) Limited	United Kingdom
NUPPP (GP) Limited	United Kingdom
NUPPP (GP) Limited	United Kingdom
NUPPP Hard Services Limited	United Kingdom
NUPPP Nominees Limited	United Kingdom
Ocean Marine Insurance Company Limited /The	United Kingdom
OIS Ontario Insurance Service Limited	Canada
Orn Capital LLP	United Kingdom
Orn Capital Management (Bermuda) Limited	Bermuda
Orn Capital Services Limited	United Kingdom
Orn Management Company Limited	Bermuda
Otemachi Pte Limited	Singapore
Otemachi Pte Limited (Japan Branch)	Japan
Paddington Central I (GP) Limited	United Kingdom
Paddington Central I Nominee Limited	United Kingdom
Paddington Central II (GP) Limited	United Kingdom
Paddington Central III (GP) Ltd	United Kingdom
Paddington Central IV Property Adviser Ltd	United Kingdom
Paddingtoncentral Management Company Limited	United Kingdom
Pelayo Vida Seguros y Reaseguros SA	Spain
Petunia SpA	Italy
Pierrevenus SCPI	France
Pilot Insurance Company	Canada
Porth Teigr Management Company Limited	United Kingdom
PRIMONAL REAL ESTATE INVESTMENT MANAGEMENT Societe Anonyme	France
PT Asuransi Aviva Indonesia	Indonesia
Quantum Property Partnership (General Partner) Limited	United Kingdom
Quantum Property Partnership (Nominee) Limited	United Kingdom
Quarryvale One Ltd.	United Kingdom
Quarryvale Three Ltd.	United Kingdom
Queensgate (GP) Limited	United Kingdom
Queensgate (Nominees 1) Limited	United Kingdom
Queensgate (Nominees 2) Limited	United Kingdom

12

Quercus (General Partner) Ltd.	United Kingdom
Quercus (Nursing Homes No. 2) Ltd.	United Kingdom
Quercus (Nursing Homes) Ltd.	United Kingdom
Quercus (Westbury) Limited	United Kingdom
Quercus GP Holdco Limited	United Kingdom
Quercus Housing (No. 1) Ltd.	United Kingdom
Quercus Housing (No. 2) Ltd.	United Kingdom
Quercus No. 2 (General Partner) Limited	United Kingdom
Quercus Nursing Homes 2001 (A) Ltd.	United Kingdom
Quercus Nursing Homes 2001 (B) Ltd.	United Kingdom
Quercus Nursing Homes 2010 (C) Ltd.	United Kingdom
Quercus Nursing Homes 2010 (D) Ltd.	United Kingdom
Rabbit Chojamaru TMK	Japan
Rabbit Kanda TMK	Japan
Rabbit Midosuji TMK	Japan
Rabbit Nakanoshima TMK	Japan
Rabbit Otemachi TMK	Japan
RAC PENSION TRUSTEES LIMITED	England
Reschop Carre Hattingen GmbH	Germany
Reschop Carre Marketing GmbH	Germany
River Road Asset Management LLC	USA
Rugby Radio Station (General Partner) Limited	United Kingdom
Rugby Radio Station (Nominee) Limited	United Kingdom
S&Y Insurance Company	Canada
Sapphire Actipark 1 Sarl	Luxembourg
Sapphire Actipark 2 Sarl	Luxembourg
Sapphire Actipark SCI	France
Sapphire Ile de France 1 Sarl	Luxembourg
Sapphire Ile de France 2 Sarl	Luxembourg
Sapphire Ile de France SCI	France
Sapphire Lyon 1 Sarl	Luxembourg
Sapphire Lyon 2 Sarl	Luxembourg
Sapphire Lyon SCI	France
SCI CARPE DIEM	France
Scottish & York Insurance Co. Limited	Canada
Segesfi SA	France
Selborne One Limited	United Kingdom
Selborne Two Limited	United Kingdom
Selborne Walthamstow Limited	Jersey
Selectinvie SCI	France
Selectipierre 1 SCPI	France
Selectipierre 2 SCPI	France
Selectipierre SC	France

13

Serviced Offices UK (Services) Limited	United Kingdom
Serviced Offices UK GP Limited	United Kingdom
Serviced Offices UK Nominee Limited	United Kingdom
Services d'Assurance Youville Inc.	Canada
Shepperton Studios (General Partner) Limited	United Kingdom
Société Civile Immobilière Montaigne	France
Societe Concessionnaire des Immeubles de la Pepiniere SA	France
SOFRAGI	France
Solus (London) Limited	United Kingdom
Solus Automotive Limited	United Kingdom
Southgate General Partner Limited	United Kingdom
Southgate LP (Nominee 1) Limited	United Kingdom
Southgate LP (Nominee 2) Limited	United Kingdom
Square Brighton Limited/The	United Kingdom
Swan Valley Management Limited	United Kingdom
Terrace Center Associates, LLC	USA
The Forum, Horsham (No.1) Limited	United Kingdom
The Forum, Horsham (No.2) Limited	United Kingdom
Tortise Chojamaru GK	Japan
Tortise Kanda GK	Japan
Tortise Midosuji GK	Japan
Tortise Nakanoshima GK	Japan
Traders General Insurance Company	Canada
Trinity Aberdeen Limited	Jersey
Trinity One Limited	United Kingdom
Trinity Trustee Company Ltd	United Kingdom
Trinity Two Limited	United Kingdom
Tyne Assets (No. 2) Limited	England
Tyne Assets Limited	England
Ufifrance Immobilier SCPI	France
UFF Entrepreneurs	France
Ufifrance Gestion	France
Ufifrance Patrimoine SAS	France
Undershaft (AE No. 3) Limited	United Kingdom
Undershaft (AE No. 4) Limited	United Kingdom
Undershaft (Bonus) Limited	United Kingdom
Undershaft (Boiler) Limited	United Kingdom
Undershaft (CGUUL) Limited	United Kingdom
Undershaft (Hamilton) Limited	United Kingdom
Undershaft (No.2) BV	Netherlands
Undershaft (NUCM) Limited	United Kingdom
Undershaft (NUL) UK Limited	United Kingdom

14

Undershaft (NULLA) Limited	United Kingdom
Undershaft (Peak No.3) UK Limited	United Kingdom
Undershaft (World) Limited	United Kingdom
Undershaft Limited	United Kingdom
Undershaft WG Limited	United Kingdom
Unicorp Vida, Compania de Seguros y Reaseguros	Spain
Union Financiere de France Banque	France
Unitair General Partner Limited	United Kingdom
Uždaroji akcinė gyvybės draudimo ir pensijų bendrovė "Aviva Lietuva"	Lithuania
Vanwall 2 Management Company Ltd.	United Kingdom
Victoire Immo 1 SCI	France
Victoire Sirius SICAV	France
Victor Hugo 1 Sarl	Luxembourg
Victor Hugo 2 Sarl	Luxembourg
Victor Hugo 3 SCI	France
Victoria Reinsurance Company Ltd	Barbados
Vietinbank Aviva Life Insurance Company Limited	Vietnam
VIP Conseils SA	France
Vivas Financial Services Limited	Ireland
Voltaire SAS	France
Wayfarer Insurance Brokers Limited	Canada
Welsh Insurance Corporation Limited /The	United Kingdom
Wood Green London Limited	Jersey
Wood Green One Limited	United Kingdom
Wood Green Two Limited	United Kingdom
Wood Lane (Stadium) Limited	United Kingdom
Woori Aviva Life Insurance Co. Ltd	South Korea
Wroclaw B.C. Sp.zoo	Poland
XEL RETAIL GROUP LIMITED	England
Yorkshire Insurance Company Limited/The	United Kingdom

15